OTHER INTANGIBLE ASSETS, NET (Schedule of Estimated Amortization Expenses) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Amortization and impairment expenses, continuing operations	$ 967	$ 2,168	$ 2,799
Amortization and impairment expenses, discontinued operations		349
2014	906
2015	766
2016	925
2017	176
2018	163
Amortized cost	$ 2,936	$ 2,242